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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 4, 2002



                               MOTHERS WORK, INC.
               (Exact name of Registrant as specified in Charter)




          DELAWARE                       0-21196              13-3045573
 (State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation or Organization)      file number)     Identification Number)



                              456 North 5th Street
                             Philadelphia, PA 19123
                    (Address of Principal Executive Offices)


                                 (215) 873-2200
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     On June 4, 2002, Mothers Work, Inc., a Delaware corporation (the "Company") amended its Amended and Restated Rights Agreement, dated as of March 17, 1997, as amended, between the Company and StockTrans, Inc. The terms of such amendment are as set forth in attached Amendment No. 3 to the Amended and Restated Rights Agreement, dated June 4, 2002, between the Company and StockTrans, Inc. which increases the number of shares of Company Common Stock that may be beneficially owned by the Meridian Group, an Exempt Person, provided that the Meridian Group shall immediately and thereafter cease to be an Exempt Person if it, individually or together with its Affiliates or Associates, acquires additional shares resulting in aggregate beneficial ownership of Company Common Stock which exceeds the aggregate number of shares of Company Common Stock held by such group on the close of business on June 3, 2002; to amend the definition of Beneficial Ownership to exclude, under certain circumstances, any deemed attribution of beneficial ownership between the Meridian Group and a specified individual who has served as a general partner of certain entities within the Meridian Group; to amend the definition of Independent Director; and to amend the definition of Meridian Group.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     *Exhibit 4.4  Amended and Restated Rights Agreement, dated March 17, 1997, between Mothers Work, Inc. and StockTrans, Inc. (Exhibit 4.2 to the Company's Current Report on Form 8-K dated March 17,
                   1997).

     *Exhibit 4.5  Amendment No. 1 to the Amended and Restated Rights Agreement,
                   dated as of June 4, 1997, between Mothers Work, Inc. and StockTrans, Inc. (Exhibit 4.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997).

     *Exhibit 4.8  Amendment No. 2 to the Amended and Restated Rights Agreement,
                   dated October 24, 2001, between the Company and StockTrans, Inc. (Exhibit 4.8 to the Company's Current Report on Form 8-K dated October 25, 2001).

      Exhibit 4.9 Amendment No. 3 to the Amended and Restated Rights Agreement dated June 4, 2002, between the Company and StockTrans, Inc.

     *  incorporated by reference


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: June 5, 2002                           MOTHERS WORK, INC.



                                             By: /s/ DAN W. MATTHIAS
                                                 ----------------------------
                                                 Dan W. Matthias
                                                 Chairman and Chief Executive
                                                 Officer




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                                TABLE OF EXHIBITS

Exhibit No.        Description

*Exhibit 4.4       Amended and Restated Rights Agreement, dated March 17, 1997, between Mothers Work, Inc. and StockTrans, Inc. (Exhibit 4.2 to the Company's Current Report on Form 8-K dated March 17,
                   1997).

*Exhibit 4.5       Amendment No. 1 to the Amended and Restated Rights Agreement,
                   dated as of June 4, 1997, between Mothers Work, Inc. and
                   StockTrans, Inc. (Exhibit 4.3 to the Company's Quarterly
                   Report on Form 10-Q for the quarter ended June 30, 1997).

*Exhibit 4.8       Amendment No. 2 to the Amended and Restated Rights Agreement,
                   dated October 24, 2001, between the Company and StockTrans,
                   Inc. (Exhibit 4.8 to the Company's Current Report on Form 8-K dated October 25, 2001).

 Exhibit 4.9 Amendment No. 3 to the Amended and Restated Rights Agreement dated June 4, 2002, between the Company and StockTrans, Inc.

* incorporated by reference